Rule 497(e)

Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST SENIOR LOAN FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2018

DATED JUNE 26, 2018

1.	Notwithstanding anything to the contrary in the Fund’s Prospectus, the fourth sentence of the first paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Markit iBoxx USD Liquid Leveraged Loan Index (the “Secondary Index”) selects the 100 most liquid Senior Loans in the market.

2.	Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the fourth sentence of the second paragraph of the section entitled “Investment Strategies” is deleted in its entirety and replaced with the following:

The Markit iBoxx USD Liquid Leveraged Loan Index (the “Secondary Index”) selects the 100 most liquid Senior Loans in the market.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE